Vessels and Other Fixed Assets, Net (Table) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2014	Dec. 31, 2013
Cost
Vessels	$ 1,541,538	$ 481,086
Fair value adjustment	100,065	0
Other fixed assets	1,683	1,083
Total cost	1,643,286	482,169
Accumulated depreciation	(201,435)	(155,495)
Vessels and other fixed assets, net	$ 1,441,851	$ 326,674